Exhibit 10.5
December 9, 2008
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95119
Subject: Amendment #13 to Statement of Work #4903RL1112 (“SOW”) dated December 15, 2003
This Amendment #13 “(Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.
This amendment will be effective when signed by both parties.
Replace Section 4 of PUA “Product Price List and Description” in its entirety with the following:
Section 4.0: PART NUMBER UNIQUE TERMS
Section 4.1 PRODUCT PRICE LIST AND DESCRIPTION

Buyer		Fulfillment			Ship	Freight -
Part	Supplier Part	locations	Product		group	DDU for hub locs	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	adder	FCA for non-hub loc	Maintenance	Total Price
2GBit/sec Products

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 1 of 8

Intel		Fulfillment hub			Ship	Freight -
Part	Supplier Part	locations (if	Product		group	DDU for hub locs	**Software
Number	Number *	required) *	Description	Unit Price of Product	adder	FCA for non-hub loc	Maintenance	Total Price
2GBit/sec Products (Intel)

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Intel		Fulfillment hub			Ship	Freight -
Part	Supplier Part	locations (if	Product		group	DDU for hub locs	**Software
Number	Number *	required) *	Description	Unit Price of Product	adder	FCA for non-hub loc	Maintenance	Total Price
2GBit/sec Products (Intel)

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 2 of 8

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Buyer		Fulfillment			Ship	Freight -
Part	Supplier Part	locations	Product		group	DDU for hub locs	**Software
Number	Number *	(if required) *	Description	Unit Price of Product	adder	FCA for non-hub loc	Maintenance	Total Price
4GBit/sec Products

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 3 of 8

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 4 of 8

		Fulfillment hub				Freight -
	Supplier Part	locations				DDU for hub locs	**Software
Buyer Part Number	Number *	(if required) *	Product Description	Unit Price of Product	Ship group adder	FCA for non-hub loc	Maintenance	Total Price
4GBit/sec Products
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Section 4.2: PRODUCT UNIT TERMS & REPAIR PRICING

Buyer P/N	Supplier P/N	Fulfillment locations	Description	Warranty Period	TAT	Repair Price(USD)*
2GBit/sec Products
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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 5 of 8

Buyer P/N	Supplier P/N	Fulfillment locations	Description	Warranty Period	TAT	Repair Price(USD)*
2GBit/sec Products
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*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Intel P/N	Supplier P/N	Fulfillment locations	Description	Warranty Period	TAT	Repair Price(USD)*
2GBit/sec Products
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*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

Buyer P/N	Supplier P/N	Fulfillment locations	Description	Warranty Period	TAT	Repair Price(USD)*
4GBit/sec Products
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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 6 of 8

Buyer P/N	Supplier P/N	Fulfillment locations	Description	Warranty Period	TAT	Repair Price(USD)*
4GBit/sec Products
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*	Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

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Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 7 of 8

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.
Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.
Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning one copy to the attention of Bryn Smith.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:

International Business Machines Corporation		Brocade Communications

By:	By:

IBM Signature Date Printed Name GCM Title & Organization		Brocade Communications Date Printed Name Title & Organization
Address:		Address
3039 Cornwallis Rd RTP, NC 27709 USA		1745 Technology Drive San Jose, CA 95110

ACCEPTED AND AGREED TO: Brocade Communications Switzerland, SarL
By:
Authorized Signature Date

Type or Print Name

Title & Organization

Base Agreement #4999RO0015 Statement of Work #4903RL1112 Amendment 13	Page 8 of 8